Exhibit 99.1

Global Brass and Copper Holdings, Inc. Announces Cash Dividend

Quarterly dividend of $0.09 per share to be paid on May 22, 2019

Schaumburg, IL., May 1, 2019 Global Brass and Copper Holdings, Inc. (NYSE:BRSS) (the “Company”) announces that, on April 30, 2019, the Company’s Board of Directors declared a quarterly cash dividend of $0.09 per share on the Company’s common stock for the first quarter of 2019. The dividend will be paid on May 22, 2019 to stockholders of record on the close of business on May 13, 2019.

The declaration and payment of any future dividend will be subject to the discretion of the Board of Directors and will depend on a variety of factors, including the Company’s financial condition and results of operations and contractual restrictions, such as the restrictive covenants contained in the Company’s credit agreement governing its term loan facility and in its credit agreement governing its asset-based revolving loan facility.

About Global Brass and Copper

Global Brass and Copper Holdings, Inc. is a leading, value-added converter, fabricator, processor, and distributor of specialized non-ferrous products in North America. We engage in metal melting and casting, rolling, drawing, extruding, welding, stamping, and coating to fabricate finished and semi-finished alloy products from processed scrap, virgin metals, and other refined metals. Our products include a wide range of sheet, strip, foil, rod, tube, painted and fabricated metal component products. Our products are used in a variety of applications across diversified markets, including the building and housing, munitions, automotive, transportation, coinage, electronics / electrical components, industrial machinery and equipment, and general consumer markets.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains “forward-looking statements” that involve risks and uncertainties. All statements the Company makes relating to its estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates, and financial results or to its expectations regarding future industry trends are forward-looking statements. In addition, we, through our senior management, from time to time make or may make forward-looking public statements concerning our expected future operations and performance and other developments. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may change at any time, and, therefore, our actual results may differ materially from those that we expected. Important factors that could cause actual results to differ materially from these expectations include, among other things, general market conditions, market demand and competitive factors, our ability to implement business and acquisition strategies, our ability to address unexpected operational issues, and our ability to continue to implement our balanced book approach.

More detailed information about these and other risks and uncertainties are contained in the Company’s filings with the Securities and Exchange Commission, including under “Risk Factors” and elsewhere in our Annual Report on Form 10-K filed with the Securities and Exchange Commission and our reports filed with the Securities and Exchange Commission from time-to-time, including Quarterly Reports on Form 10-Q, copies of which may be obtained by visiting the Company’s Investor Relations website at http://ir.gbcholdings.com or the SEC’s website at www.sec.gov. All forward-looking information in this press release is expressly qualified in its entirety by these cautionary statements. All forward-looking statements contained in this press release are based upon information available to the Company on the date of this press release.

In addition, the matters referred to in the forward-looking statements contained in this press release may not in fact occur. Accordingly, investors should not place undue reliance on those statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

CONTACT:	Christopher J. Kodosky
Global Brass and Copper Holdings, Inc.
Chief Financial Officer
(847) 240-4700
or
Mark Barbalato
FTI Consulting
(212) 850-5707

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